                     FIRST AMENDMENT TO CREDIT AGREEMENT

            FIRST AMENDMENT dated as of February 14, 2008 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 23, 2007
(the "Existing Credit Agreement"), among EDISON INTERNATIONAL, a California corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CITICORP
NORTH AMERICA, INC., as syndication agent (in its capacity as such, the
"Syndication Agent"), CREDIT SUISSE, LEHMAN COMMERCIAL PAPER INC. AND WELLS
FARGO BANK, N.A., as documentation agents (in their respective capacities as such, the "Documentation Agents"), and JPMORGAN CHASE BANK, N.A., as
administrative agent for the Lenders (in such capacity, the "Administrative
Agent").  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Credit Agreement.

                            W I T N E S S E T H :

            WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to and for the account of the Borrower; and

            WHEREAS, the Borrower has requested that, upon the terms and conditions set forth herein, the Existing Credit Agreement be amended as provided herein.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    Amendment to Section 1.1 of the Existing Credit Agreement. Section 1.1
of the Existing Credit Agreement is hereby amended by deleting that portion of the definition of "Interest Period" which appears before the phrase
"provided that" and substituting therefor the following:

                  "Interest Period":  (a) with respect to any ABR Loan, the
      period commencing on the Borrowing Date or the Conversion Date, as the
      case may be, with respect to such ABR Loan and ending on the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, and (b) with respect to any Eurodollar Loan:

            (i) initially, the period commencing on the Borrowing Date or the
      Conversion Date, as the case may be, with respect to such Eurodollar
      Loan and ending one, two, three or six months or 7, 14 or 21 days thereafter as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto;
      and

            (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months or 7, 14 or 21 days thereafter as selected by the Borrower by irrevocable notice to the Administrative
      Agent not less than two Business Days prior to the last day of the then current Interest Period with respect thereto;

2.    Amendment to Section 2.2 of the Existing Credit Agreement.  Section 2.2
of the Existing Credit Agreement is hereby amended by deleting clause (a) and replacing it with the

following: "(a) 11:00 A.M., New York City time, two business days prior to the requested Borrowing Date, in the case of Eurodollar".

3.    Amendment to Section 2.6 of the Existing Credit Agreement.  Section 2.6
of the Existing Credit Agreement is hereby amended by:

            (a) deleting the phrase "12:30 P.M." and replacing it with the phrase "11:00 A.M." in paragraph (a) thereof; and

            (b) deleting the word "three" and replacing it with the word
"two" in paragraph (a) thereof.

4.    Amendment to Section 2.18 of the Existing Credit Agreement.  Section
2.18 of the Existing Credit Agreement is hereby amended by deleting such
Section and substituting therefor the following:

                  2.18. Extension Option.  The Borrower may request that the
      Total Commitments be renewed for additional one year periods by providing notice of such request to the Administrative Agent no earlier than a number of days specified by the Administrative Agent from time to time prior to the then next occurring anniversary of the Closing
      Date (each, a "Noticed Anniversary Date").  If a Lender agrees, in its individual and sole discretion, to extend its Commitment (an "Extending
      Lender"), it will notify the Administrative Agent, in writing, of its decision to do so no later than a number of days prior to the applicable Noticed Anniversary Date specified by the Administrative
      Agent from time to time (but in any event not later than 20 days prior to such Noticed Anniversary Date).  The Administrative Agent will notify the Borrower, in writing, of the Lenders' decisions no later than 5 days prior to such Noticed Anniversary Date.  The Extending
      Lenders' Commitments will be renewed for an additional one year from the then existing Termination Date and such extended Termination Date shall become the Termination Date (except as otherwise provided in this
      Section 2.18 as to Declining Lenders), provided that (i) more than 50%
      of the Total Commitments is extended or otherwise committed to by
      Extending Lenders and any new Lenders and (ii) all representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except (A) any representations and warranties which are explicitly stated as having been made as of a specific date, which representations and warranties shall be true and correct in all material respects on and as of such date and (B) the representations and warranties set forth in Sections 4.2 and 4.7 shall not be required to be restated.  Any Lender that declines or does not respond to the Borrower's request for commitment renewal (a "Declining
      Lender") will have its Commitment terminated on the earlier of (i) the then existing Termination Date (without regard to any renewals by other
      Lenders) (the "Existing Termination Date") and (ii) the date such
      Declining Lender is replaced in accordance with Section 2.17, and at such time the Borrower shall repay all Loans, participations in LC
      Disbursements, participating interests in Swingline Loans and Swingline
      Participation Amounts and other amounts owing to such Declining Lender.

      The Borrower will have the right to accept commitments from third party financial institutions acceptable to the Administrative Agent in an amount up to the amount of the Commitments of any Declining Lenders, provided that the Extending Lenders will have the right to increase their Commitments up to the amount of the Declining Lenders'
      Commitments before the Borrower will be permitted to substitute any other financial institutions for the Declining Lenders.  The Borrower may only so extend the Termination Date five times.  The Termination
      Date may not be extended beyond February 23, 2017.

5.    Approval of Extension to February 25, 2013.  The Borrower has requested that the Termination Date be extended from February 23, 2012 to February 25,
2013. Each Lender party hereto agrees to extend its Commitment to February
25, 2013. For the purpose of clarification, the Lenders hereby agree to waive the requirements of Section 2.18 of the Existing Credit Agreement, as amended by this Amendment, with respect to such extension.

6.    Addition of Swingline Facility.  The Lenders hereby consent to the amendment of the Existing Credit Agreement in order to establish a
$200,000,000 swingline facility (the "Swingline Facility") by JPMorgan Chase
Bank, N.A. as a subfacility under the Commitments.  The swingline facility shall contain terms substantially as set forth on Schedule I hereto and such other terms as the Administrative Agent believes in its sole discretion as necessary or advisable in connection with the implementation of the Swingline
Facility.  The Lenders authorize the Borrower and the Administrative Agent to enter into such amendments to the Existing Credit Agreement as are necessary or advisable to establish the Swingline Facility.

7.    Effectiveness.  This Amendment shall become effective on the date the
Administrative Agent has received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders; provided that if counterparts are received by the Required Lenders, but not all of the
Lenders, the Lenders hereby agree that, at Borrower's discretion, either (a)
the Borrower shall replace the Lenders that have not provided their counterpart in accordance with Section 2.17 of the Existing Credit Agreement, and this Amendment will be effective in its totality, or (b) this Amendment will be effective, other than Section 6 hereof.

8.    Payment of Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

9.    Representations and Warranties.  After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Existing Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties set forth in Sections 4.2 and 4.7 are not hereby restated.

10.   Governing Law; Counterparts. (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)   This Amendment may be executed by one or more of the parties to this
Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  This
Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                           [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    EDISON INTERNATIONAL

                                    By:/s/ George T. Tabata
                                       ---------------------------------------
                                    Name:  George T. Tabata
                                    Title: Assistant Treasurer

                                    JPMORGAN CHASE BANK, N.A.,
                                      as Administrative Agent and as a Lender

                                    By:/s/ Juan Javellana
                                       ---------------------------------------
                                    Name:  Juan Javellana
                                    Title: Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: CITICORP NORTH AMERICA, INC.

                                    By: /s/ Nietzsche Rodricks
                                        --------------------------------------
                                    Name:   Nietzsche Rodricks
                                    Title:  Director

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: CREDIT SUISSE CAYMAN ISLANDS BRANCH

                                    By: /s/ Brian Caldwell
                                        -------------------------------------
                                    Name:   Brian Caldwell
                                    Title:  Director

                                    By: /s/ Nupur Kumar
                                        --------------------------------------
                                    Name:   Nupur Kumar
                                    Title:  Associate

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: WELLS FARGO BANK, N.A.

                                    By: /s/ Ling Li
                                        --------------------------------------
                                    Name:   Ling Li
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: LEHMAN BROTHERS BANK, FSB

                                    By: /s/ Janine M. Shugan
                                        --------------------------------------
                                    Name:   Janine M. Shugan
                                    Title:  Authorized Signatory

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

                                    By: /s/ Marcus Tarkington
                                        --------------------------------------
                                    Name:   Marcus Tarkington
                                    Title:  Director

                                    By: /s/ Rainer Meier
                                        --------------------------------------
                                    Name:   Rainer Meier
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: MERRILL LYNCH BANK USA

                                    By: /s/ Louis Alder
                                        --------------------------------------
                                    Name:   Louis Alder
                                    Title:  First Vice President

                                                         EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: THE ROYAL BANK OF SCOTLAND PLC

                                    By: /s/ Emily Freedman
                                        --------------------------------------
                                    Name:   Emily Freedman
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: THE BANK OF NEW YORK

                                    By: /s/ Mark W. Rogers
                                        --------------------------------------
                                    Name:   Mark W. Rogers
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: MELLON BANK, N.A.

                                    By: /s/ Mark W. Rogers
                                        --------------------------------------
                                    Name:   Mark W. Rogers
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: Goldman Sachs Credit Partners

                                    By: /s/ Mark Walton
                                        --------------------------------------
                                    Name:   Mark Walton
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: ABN AMRO BANK N.V.

                                    By: /s/ R. Scott Donaldson
                                        --------------------------------------
                                    Name:   R. Scott Donaldson
                                    Title:  Director

                                    By: /s/ M. Aamir Khan
                                        --------------------------------------
                                    Name:   M. Aamir Khan
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: UBS LOAN FINANCE LLC

                                    By: /s/ David B. Julie
                                        --------------------------------------
                                    Name:   David B. Julie
                                    Title:  Associate Director

                                    By: /s/ Mary E. Evans
                                        --------------------------------------
                                    Name:   Mary E. Evans
                                    Title:  Associate Director

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: UNION BANK OF CALIFORNIA, N.A.

                                    By: /s/ Dennis G. Blank
                                        --------------------------------------
                                    Name:   Dennis G. Blank
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: THE BANK OF TOKYO-MITSUBISHI UFJ, LTC., NEW
      YORK BRANCH

                                    By: /s/ Maria Ferradas
                                        --------------------------------------
                                    Name:   Maria Ferradas
                                    Title:  Authorized Signatory

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: BANK OF AMERICA, N.A.

                                    By: /s/ Kevin P. Bertelsen
                                        --------------------------------------
                                    Name:   Kevin P. Bertelsen
                                    Title:  Senior Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: SUNTRUST BANK

                                    By: /s/ Yann Pirio
                                        --------------------------------------
                                    Name:   Yann Pirio
                                    Title:  Director

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: BAYERISCHE LANDESBANK, NEW YORK BRANCH

                                    By: /s/ Craig Anderson
                                        --------------------------------------
                                    Name:   Craig Anderson
                                    Title:  First Vice President

                                    By: /s/ John Gregory
                                        --------------------------------------
                                    Name:  John Gregory
                                    Title: First Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: CITY NATIONAL BANK

                                    By: /s/ Brandon L. Feitelson, C.F.A.
                                        ---------------------------------------------------
                                    Name:   Brandon L. Feitelson, C.F.A.
                                    Title:  Vice President

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: FIRST COMMERCIAL BANK, LOS ANGELES BRANCH

                                    By: /s/ Larry Jen-Yu Lai
                                        --------------------------------------
                                    Name:  Larry Jen-Yu Lai
                                    Title: SAVP and Deputy General Manager

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit Agreement, and agrees to the Borrower's request that the
Termination Date be extended from February 23, 2012 to February 25, 2013.

      Name of Institution: CHANG HWA COMMERCIAL BANK, LTD., NEW YORK
      BRANCH

                                    By: /s/ Jim C.Y. Chen
                                        --------------------------------------
                                    Name:   Jim C.Y. Chen
                                    Title:  Vice President and General Manager

                                                          EDISON INTERNATIONAL
                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                                 DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement with respect to all proposed changes EXCEPT the extension of the Termination
Date.

      Name of Institution: COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                                    By:/s/ Hans J. Scholz
                                    ------------------------------------------
                                    Name:  Hans J. Scholz
                                    Title: Vice President

                                    By:/s/ Barbara Stacks
                                    ------------------------------------------
                                    Name:  Barbara Stacks
                                    Title: Assistant Vice President

                                                                    SCHEDULE I

                        SWINGLINE FACILITY PROVISIONS

Definitions

            "Cost of Funds Rate":  for any day, the fluctuating rate of interest per annum for such day equal to the "ASK" rate for Federal funds appearing on Page 5 of the Telerate Service (or on any successor substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of the offer rates applicable to Federal funds for a term of one Business Day) at the time reviewed by the
Administrative Agent.

            "Cost of Funds Rate Loan":  a Swingline Loan that bears interest at a rate based upon the Cost of Funds Rate.

            "Exposure":  with respect to any Lender at any time, an amount equal to the sum of (i) the amount of such Lender's outstanding Loans, LC
Exposure and Swingline Participation Amount at such time and (ii) such
Lender's Percentage of the outstanding Swingline Loans at such time.

            "Loan":  any loan made by any Lender pursuant to Section 2.1 or
      Section X.2(b).

            "Swingline Commitment":  the obligation of the Swingline Lender to make Swingline Loans pursuant to Section X.1 in an aggregate principal amount at any one time outstanding not to exceed $200,000,000.

            "Swingline Lender":  JPMorgan Chase Bank, N.A., in its capacity as the lender of Swingline Loans.

            "Swingline Loans":  as defined in Section X.1.

            "Swingline Participation Amount":  as defined in Section X.2(b).

Operative Provisions

            X.1.  Swingline Commitment.  (a)  Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time during the Commitment Period by making swing line loans ("Swingline
Loans") to the Borrower; provided that (i) the aggregate principal amount of
Swingline Loans outstanding at any time shall not exceed the Swingline
Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender's other outstanding Loans, may exceed the Swingline Commitment then in effect) and
(ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline
Loan, the Total Exposures would exceed the Total Commitments.  During the
Commitment Period, the Borrower may use the Swingline Commitment by
borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.  Swingline Loans shall be ABR Loans or Cost of
Funds Rate Loans only.

            (b)   A Swingline Loan shall be an ABR Loan, unless the Borrower has requested a Cost of Funds Rate Loan at a Cost of Funds Rate quoted by the
Swingline Lender and confirmed by the Borrower pursuant to the following procedures. If the Borrower desires a Cost of Funds Rate Loan (i) the
Borrower shall request a quote for a Cost of Funds Rate Loan, and the
Swingline Lender shall within a reasonable time after receipt of the request directly contact the Borrower (which may be done by telephone) with its Cost of Funds Rate (confirmed by telecopy), (ii) the Borrower shall immediately inform the Swingline Lender of its decision as to whether to request a Cost of Funds Rate Loan at the Cost of Funds Rate (which may be done by telephone and promptly confirmed in writing and which decision shall be irrevocable), and (iii) if the Borrower has so informed the Swingline Lender that it does desire a Cost of Funds Rate Loan at the Cost of Funds Rate, the Swingline
Lender shall promptly make such Cost of Funds Rate Loan available to the
Borrower.  At all times such Loan is a Cost of Funds Rate Loan, the Borrower shall pay interest on the unpaid principal amount of such Cost of Funds Rate
Loan from the date of such Cost of Funds Rate Loan until such principal amount shall be paid in full at a rate per annum equal to the Cost of Funds
Rate in effect from time to time plus the Applicable Margin for Eurodollar
Loans in effect from time to time.

            (c)   The Borrower shall repay to the Swingline Lender the then
unpaid principal amount of each Swingline Loan on the earlier of the
Termination Date and the date that is five Business Days after such Swingline
Loan is made; provided that on each date that a Loan is borrowed, the
Borrower shall repay all Swingline Loans then outstanding.

            X.2   Procedure for Swingline Borrowing; Refunding of Swingline
Loans.  (a)  The Borrower may borrow under the Swingline Commitment during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice, which notice must be executed by a Responsible Officer of the Borrower and received by the
Administrative Agent prior to 1:00 P.M., New York City time, on the requested
Borrowing Date.  Each such notice shall specify (i) the amount to be borrowed and (ii) the requested Borrowing Date.  Each borrowing under the Swingline
Commitment shall be in an amount equal to  $500,000 or a whole multiple of
$100,000 in excess thereof; provided that a borrowing under the Swingline
Commitment may be in any amount (subject to Section X.1) that is required to finance the reimbursement of all or a part of an LC Disbursement as contemplated by Section 3.5.  The Swingline Lender will make the amount of each borrowing under the Swingline Facility available to the Administrative
Agent for the account of the Borrower at the office of the Administrative
Agent specified in Section 9.2 prior to 3:00 P.M., New York City time, on the
Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent.  Such borrowing will then be made available to the
Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the amount made available to the Administrative
Agent by the Swingline Lender promptly upon receipt thereof and in like funds as received by the Administrative Agent; provided that Loans made to finance the reimbursement of an LC Disbursement as provided in Section 3.5 shall be remitted by the Administrative Agent to the applicable Issuing Lender.

            (b)   The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one
Business Day's notice given by the Swingline Lender no later than 12:00 Noon,
New York City time, request each Lender to make, and each Lender hereby agrees to make, a Loan, in an amount equal to such Lender's Percentage of the aggregate amount of the Swingline Loans (the "Refunded Swingline Loans")
outstanding on the date of such notice, to repay the Swingline Lender.  Each
Lender shall make the amount of such Loan available to the Administrative
Agent for the account of the Issuing Lender at the office of the
Administrative Agent specified in Section 9.2 prior to 10:00 A.M., New York
City time, one Business Day after the date of such notice in funds immediately available to the Administrative Agent.  The proceeds of such
Loans will then be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans.

            (c)   If prior to the time a Loan could have otherwise been made pursuant to Section X.2(b), one of the events described in Section 7(e) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion,
Loans are not or cannot be made as contemplated by Section X.2(b), each
Lender shall, on the date such Loan should have been made pursuant to the notice referred to in Section X.2(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the "Swingline Participation Amount") equal to (i) such Lender's Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Loans.

            (d)   Whenever, at any time after the Swingline Lender has
received from any Lender such Lender's Swingline Participation Amount, the
Swingline Lender receives any payment on account of the Swingline Loans, the
Swingline Lender will distribute to such Lender its Swingline Participation
Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed to it by the
Swingline Lender.

            (e)   Each Lender's obligation to make the Loans referred to in
Section X.2(b) and to purchase participating interests pursuant to Section
X.2(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or the Borrower may have against the Swingline
Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower,
(iv) any breach of this Agreement or any other Loan Document by the Borrower or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            (f)   No modification, supplement or waiver to this Agreement
that shall modify or otherwise affect the rights or duties of the Swingline
Lender shall be permitted without the prior written consent of the Swingline
Lender.

            (g) The Swingline Lender shall be entitled to consent to
assignments of Commitments and Loans (other than in the case of assignments to a Lender, or an Affiliate or Approved Fund thereof), such consent not to be unreasonably withheld or delayed.